UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2009

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA		94947
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

In a press release issued on July 21, 2009, Bank of Marin Bancorp announced that its President and Chief Executive Officer, Russell A. Colombo and its Executive Vice President and Chief Financial Officer, Christina J. Cook, will make a presentation on July 28, 2009 at the Keefe, Bruyette & Woods Community Bank Investor Conference in New York City. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The conference will take place on July 28 and July 29, 2009.  The conference will be available via live webcast at http://www.kbw.com/news/conferencecommunity2009_webcast.html. The Bank of Marin Bancorp presentation is available live via the webcast starting at 8:30 a.m. EST (5:30 a.m. PST), Tuesday, July 28, 2009, the time of the presentation. The site can also be accessed through Bank of Marin’s home page, www.bankofmarin.com under “Latest Press & News."  Reference the KBW Conference news item. An archive of the webcast will be available for sixty days.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
99.1	Press release dated July 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2009	BANK OF MARIN BANCORP

	by:	/s/ Christina J. Cook
Christina J. Cook
Executive Vice President
and Chief Financial Officer